EXHIBIT 10.1

AMENDMENT TO EMPLOYMENT AGREEMENT

THIS AMENDMENT (this “Amendment”), dated May 8, 2017, effective as of November 17, 2016, is made by and between VISHAY PRECISION GROUP, INC. a Delaware corporation (the “Company”) and WILLIAM CLANCY (the “Executive”).
WHEREAS, the Company and the Executive are parties to an employment agreement, dated November 17, 2010, as amended (the “Employment Agreement”);
WHEREAS, Section 8.5 of the Employment Agreement provides that the Company and the Executive may amend the Employment Agreement by mutual agreement in writing; and
WHEREAS, the Company and the Executive desire to amend the Employment Agreement as set forth herein (the “Amendment”).
NOW THEREFORE, in consideration of the premises and the mutual benefits to be derived herefrom and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:
1.    Section 6.2(a)(ii) of the Employment Agreement is hereby amended in its entirety to read as follows:
“Continued Payment of Executive’s then current Base Salary from the Date of Termination for the eighteen month period following the Date of Termination, to be paid in accordance with the Company’s standard payroll practices as in effect from time to time.”
2.    Section 6.2(a)(v) shall be added to the Employment Agreement, as follows:
“Monthly payments equal to the applicable monthly premium for health continuation coverage under the Consolidated Omnibus Budget Reconciliation Act of 1985 (“COBRA”) for eighteen months following the Date of Termination, or if earlier, the date upon which the Executive receives health insurance coverage from another employer.”
3.    Except as set forth in this Amendment, all other terms and conditions of the Employment Agreement, as amended, shall remain unchanged and in full force and effect.
4.    This Amendment may be executed in one or more counterparts, each of which shall for all purposes be deemed to be an original and all of which shall constitute the same instrument.

[signature page follows]

IN WITNESS WHEREOF, the Company has caused this Amendment to be executed by its duly authorized officer, and Executive has executed this Amendment, in each case on the 8 day of May, 2017.

VISHAY PRECISION GROUP, INC.
By:    /s/ Roland. B. Desilets
Roland B. Desilets
Title:    Vice President and General Counsel

WILLIAM CLANCY
/s/ William M. Clancy